UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              Elamex, S.A. de C.V.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)  Title of each class of securities to which transaction applies:
       (2)  Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)  Proposed maximum aggregate value of transaction:
       (5)  Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)  Amount Previously Paid:
       (2)  Form, Schedule or Registration Statement No.:
       (3)  Filing Party:
       (4)  Date Filed:

                              ELAMEX, S.A. DE C.V.
                               CALLE HERTZ #1525-7
                         CD. JUAREZ, CHIH., MEXICO 32470

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of Elamex, S.A. de C.V.:


NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Elamex, S.A. de C.V. ("the Company" or "Elamex"), a Mexican corporation, will be held on April 28, 2005 at 9:30 A.M., local time, at Holiday Inn Lincoln Hotel, Lincoln and Coyoacan # 722, Cd. Juarez, Chih. Mexico 32310, for the following purposes:

1. To present for approval the report from the Board of Directors on the Company's operations during the fiscal year ended December 31, 2004, including an Audit Committee report.
2. To present for approval the Audited Financial Statements for the fiscal year ended December 31, 2004 and the report in connection therewith rendered by the Statutory Auditor.
3. To elect the Board of Directors and Statutory Auditor and resolutions regarding fee disclosure information.
4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The foregoing items of business are fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on March 11, 2005 are entitled to notice of the Meeting and any adjournment thereof.

All shareholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, you are urged to mark, sign and return, as promptly as possible by mail or facsimile, the enclosed proxy card. Any shareholder attending the Meeting may vote in person even if he or she has already returned a proxy. To attend the Meeting, a shareholder must show an admission ticket, which shall be issued at his or her request 48 (forty-eight) hours before the Meeting. To obtain a ticket, call Dolores Sierra at (915) 298-3064 in El Paso, Texas, and ask that a ticket be reserved. The vote of every shareholder is important. The Board of Directors and management look forward to greeting those shareholders who are able to attend.


Sincerely,



Sam L. Henry
Secretary



Cd. Juarez, Chih. Mexico
March 31, 2005.

                                 PROXY STATEMENT
                              ELAMEX, S.A. DE C.V.

SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of Elamex, S.A. de C.V. (herein the "Company" or "Elamex"), for use at the Annual Meeting of Shareholders to be held on April 28, 2005 at 9:30 A.M., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice. The Meeting will be held at Holiday Inn Lincoln Hotel, Lincoln and Coyoacan # 722, Cd. Juarez, Chih. Mexico 32310. The Company's telephone number is (915) 298-3061. The mailing address of the principal executive office is 1800 Northwestern Drive, El Paso, Texas 79912.

These proxy solicitation materials were mailed on or about April 1, 2005 to all shareholders of record at the close of business on March 11, 2005 (the "Record Date"). A copy of the Company's Audited Financial Statements, the business reports and the Statutory Auditor's Report for the year ended December 31, 2004 ("Fiscal 2004"), will be available for the Shareholders fifteen days prior to the Meeting of Shareholders.

Record Date; Outstanding Shares

Shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. At the Record Date, 7,502,561 shares of the Company's Common Stock were issued and outstanding and entitled to vote at the meeting.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Sam L. Henry, Secretary) a written notice of revocation or duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Voting and Solicitation

The Company's Common Stock is the only stock entitled to be voted at the Meeting. Ownership of more than 5% of such stock by persons is set forth under the heading "Security Ownership of Certain Beneficial Owners."

On all matters each share has one vote.

Each proxy will be voted with respect to all shares represented by it in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies.

Any proxy on which no directions are specified will be voted for the election of directors and in favor of the actions described by the proxy.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Certain of the Company's directors, officers and regular employees, without additional compensation, may solicit proxies personally or by telephone, telegram, facsimile, email, or regular mail.

Shareholders Proposals

Shareholders intending to present proposals at the 2006 Annual Meeting of Shareholders and desiring to have those proposals included in the Company's proxy statement and form of proxy relating to that meeting must submit such proposals, in compliance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, to be received at the executive offices of the Company no later than December 2, 2005. For proposals that shareholders intend to present at the 2006 Annual Meeting of Shareholders outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, unless the shareholder notifies the Company of such intent by February 13, 2006, any proxy solicited by the Company for such Annual Meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS AND STATUTORY AUDITOR

At the Meeting nine Directors will be eligible for election to the Board of Directors. Presently the Company has a Board of Directors composed of nine Directors.

Richard P. Spencer, a Director since 2001, will not stand for re-election. Fernando Ruiz-Sahagun, a Director in 2002, will continue to serve as the Company's Statutory Auditor, a non-voting position required by Mexican corporate regulations. Mr. Richard R. Harshman has been nominated by the Company's Board of Directors to fill the position being vacated by Mr. Spencer.

The Company has determined that it is a Controlled Company because more than 50% of the voting power in the Company is held by Accel, S.A. de C.V a publicly traded traded Company on the Mexican Stock Exchange.

Nominees

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. Any proxy executed in such a manner, as not to withhold authority to vote for the election of any nominee, shall be deemed to grant such authority. Persons receiving the vote of a majority of all shares issued by the Company and in circulation will be elected as Directors and Statutory Auditor.

In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a way that will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director.

The term of office of each person elected as a Director and Statutory Auditor will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

The election of Directors and Statutory Auditor is not related to or conditional on the approval of other matters.

The names of the nominees, and certain information about them, are set forth below:


                                                                                    Director or Statutory
                                                                                    --------------------
Name of Nominee                                  Age    Position                        Auditor Since
---------------                                  -      --------                      -----------------
Eloy S. Vallina                                  67     Director                      1990
Eloy Vallina Garza (son of Eloy S. Vallina)      33     Director                      1997
Richard R. Harshman                              69     Director           Nominee    2005
Benito Bucay                                     73     Director                      2002
Keith A. Cannon                                  64     Director                      2001
Martin W. Pitts                                  63     Director                      2003
Carlos Hernandez                                 47     Director                      2004
Fernando Todd                                    49     Director                      2004
Manuel Munoz                                     52     Director                      2004
Fernando Ruiz Sahagun                            61     Statutory Auditor             2003


Eloy S. Vallina - Director
Mr. Vallina has been Director of the Company since 1990. Mr. Vallina has been Chairman of the Board of Accel, S.A. de C.V. and its predecessor, Grupo Chihuahua, S.A. de C.V., since its inception in 1979. He is also chairman of Kleentex Corp., and a Director of Tropical Sportswear International, Inc. Mr. Vallina was Chairman of Banco Comercial Mexicano, later Multibanco Comermex, one of Mexico's largest commercial banks at that time, from 1971 until all Mexican private banks were expropriated in 1982. He graduated with a B.A. in Business Administration from the Instituto Tecnologico y de Estudios Superiores de Monterrey.

Eloy Vallina Garza - Director
Mr. Vallina has been Director since April 1997. Mr. Vallina is currently Vice President of Jeronimo Services a real estate business since year 2002, Inc. He is also a Director of Accel, S.A. de C.V., Almacenadora, S.A. since 1997, Silver Eagle Oil, Inc., Tropical Sportswear International, Inc. and Copamex. Mr. Vallina is a graduate of the Universidad de Monterrey, where he received a B.A. in Business Administration.

Richard R. Harshman
Mr. Harshman joined the Company as President and Chief Executive Officer of Franklin Connection on August 9, 2004 and on January 1, 2005 he was appointed as President and Chief Executive Officer of Elamex. Recently, he served as Chief Executive Officer of Favorite Brands, a company that was eventually sold to Nabisco Brands, a division of Kraft Foods. He previously served as President and Chief Executive Officer of Storck USA, LP for thirteen years, where he introduced and expanded the growth of key brands. Mr. Harshman also served in executive sales and marketing positions with Tootsie Roll Industries and F&F Laboratories.

Keith A. Cannon - Director
Mr. Cannon has been Director since April 2001. Mr. Cannon has been a Securities Branch Manager of Wilson-Davis & Co. for more than five years, with a variety of domestic and international clients. He is a Director and member of the Audit Committee of Montgomery Realty Group, Inc., and JLM Couture. Mr. Cannon received his M.S. degree from the University of Utah.

Benito Bucay - Director
Mr. Bucay has been Director since April 2002. Mr. Bucay is Managing Director of Grupo Industrial Bre and Consulting Partner, Analitica Consultores, Mexico. Mr. Bucay received a B.S. in Chemical Engineering from the Universidad Nacional Autonoma de Mexico. He has degrees in Operations Research and Computer Science from the University of Oklahoma. Mr. Bucay was the Chief Executive Officer of Industrial Resistol, and Senior Vice President of Grupo DESC.

Martin W. Pitts - Director
Mr. Pitts has been Director since April 2003. Mr. Pitts retired in January 2001 from KPMG where he served as partner since 1975. During his career at KPMG, he served a wide range of clients, including investor-owned utilities, real estate companies, wholesale distributors, and apparel companies. He was a member of the American Institute of Certified Public Accountants, the Texas Institute of Certified Public Accountants and the El Paso Chapter of Certified Public Accountants. He also has served as Chairman of the National Association of Accountants and was the recipient of the District Accountant Advocate of the Year by the U.S. Small Business Administration.

Carlos Hernandez - Director
Mr. Hernandez has been Director since April 2004. Mr. Hernandez is Chief Operating Officer and Director of Accel, S.A. de C.V., a publicly traded company in the Mexican Stock Exchange, a logistics and holding company since 2002. He also is a Director of Almacenadora Accel, S.A. de C.V. and President of Jeronimo Services Inc, a real estate business since 1999. Mr. Hernandez graduated from Universidad Autonoma de Chihuahua in Business Administration and Public Accounting and obtained his Master in Business Administration from Columbia University Graduate School of Business in New York, N.Y. Mr. Hernandez also participated in the Executive Education Program at Harvard University Graduate School of Business, he is also a member of the Board of Directors of the Foreign Trade Association.

Fernando Todd - Director
Mr. Todd has been Director since April 2004. Mr. Todd is a founder and Senior Partner of the Mexican legal firm of Todd y Asociados, S.C., in Mexico City. Mr. Todd is a member of the Board of Directors and Statutory Auditor of several Mexican corporations, some of them have their securities listed in the Mexican Stock Exchange. Mr. Todd has a law degree from the Universidad Nacional Autonoma de Mexico. He is a member of the Mexican Bar Association, National Association of Corporate lawyers and Mexican Mediation Institute.

Manuel Munoz - Director
Mr. Munoz has been Director since April 2004. Mr. Munoz has been Director and General Manager of Almacenadora Accel, S.A. de C.V a Logistics company since 1995. Mr. Munoz also worked for Almacenadora Bancomer from 1976 to 1995 where he performed different positions, including the position of General Director. Mr. Munoz graduated from Universidad Autonoma de Chihuahua in Business Administration.

Fernando Ruiz Sahagun - Statutory Auditor
Mr. Ruiz Sahagun was Director in 2002 and Statutory Auditor in 2003. Mr. Ruiz Sahagun is a founder and Senior Partner of the Mexican tax-consulting firm of Chevez, Ruiz, Zamarripa in Mexico City. Mr. Ruiz is a member of the Board of Directors of Accel, S.A. de C.V. Additionally, Mr. Ruiz is a member of the Board of Directors of Kimberly Clark de Mexico, S.A. de C.V., Grupo Financiero IXE, S.A., BASF de Mexico, S.A. de C.V. and ISPAT International, N.V. He is a member of the College of Public Accountants of Mexico and of the International Fiscal Association. Mr. Ruiz Sahagun received his Accounting degree from the Universidad Nacional Autonoma de Mexico.

Required Vote

The vote of the majority of all shares issued by the Company and in circulation at the Annual Meeting is required for a nominee to be elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

BOARD AND COMMITTEE MEETINGS

The Company's Bylaws state that the Company may have an Executive Committee, an Audit Committee and a Compensation Committee. During 2004 the Company choose to have all committees. With the concurrence of the Company's Audit Committee, the Board of Directors considered matters that otherwise would have related to the Compensation Committee. The Board of Directors of the Company held a total of seven meetings during fiscal 2004. The Compensation Committee and the Executive Committee held a total of two and three meetings, respectively during 2004. The Audit Committee, established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, met seven times during fiscal 2004. During 2004 the Audit Committee consisted of directors, Martin W. Pitts, Keith A. Cannon and Fernando Todd. None of the Directors attended less than 75% of board or committee meetings for which he served.

During 2005, it is anticipated that the Board of Directors will have at least an Executive Committee, and an Audit Committee. The Company's Bylaws grant the Executive Committee authority over ordinary management decisions and it can take certain actions on behalf of the Board. The Audit Committee examines and considers matters relating to the financial affairs of the Company, including selection of the Company's independent auditors, reviewing the Company's financial statements, the scope of the independent annual audit and internal audits, and the independent accountants' letter to management concerning the Company's internal financial and accounting controls. Please see the Audit Committee Report herein.

All of the members of the Audit Committee are "independent directors" within the meaning of the National Association of Securities Dealers' listing standards and Rule 10A-3 of the Securities Exchange Act of 1934.

The Company has not retained an audit committee financial expert to serve on its Board and the Audit Committee because neither NASD rules nor SEC rules require the retention of a financial expert for Foreign Private Issuers at this time. The Company expects to comply with future requirements by the date on which the new rules become effective.

The Company has no formal policy for Director attendance to the Company's annual meeting. In 2004 more than the 75% of the directors attended the Company's annual meeting.

Nomination of Directors

The Company is a Controlled Company and it is exempt from the requirement to have a Nominating Committee. The Company's By-laws state that shareholders have the right to appoint a number of directors in direct proportion to its ownership in the Company. Any shareholder owning 10% or more of the total outstanding shares of Elamex may nominate a director and this can be done in a written notice, in which case such shareholders must address themselves to the secretary of the Company and ask him to include their request in the agenda or, in the alternative, at the shareholders' meeting.

Shareholder Communication with Board of Directors

The Company has not established a method to facilitate shareholders' communication with Board of Directors. The Company has contact information for Investor Relations available at the Company's website (HTTP://WWW.ELAMEX.COM).

Director Compensation

For 2005, all Directors including the Chairman as well as Statutory Auditor, but excluding Richard R. Harshman, the President and Chief Executive Officer of the Company, will be paid $1,538 for each Board and Committee meeting attended. Assuming eight Executive meetings, four Board meetings, one compensation meeting and four Audit committee meetings, it is anticipated that the Company will pay approximately $111,000 in Directors' fees for fiscal 2005.

For 2004 the Company paid a total of $184,660 in Directors' fees.

Except for the Chairman and the President, Directors receive no other fees or compensation from the Company. The Company reimburses its Directors for all travel related expenses for meeting of the board and its committees.

Officer and Director Indemnification

The Company indemnifies its executive officers, directors, and certain significant employees in some respects broader than the specific indemnification provisions contained in the Mexican General Corporation Law. These provisions provide, among other things, for indemnification of the executive officers, directors, and certain significant employees in proceedings brought by third parties and in shareholder derivative suits. These provisions also provide for advancement of expenses to the indemnified party. These indemnification provisions have been previously approved by the majority vote of the disinterested shareholders of the Company.

AUDIT COMMITTEE REPORT

In accordance with it's written charter adopted by the Board of Directors of Elamex, S.A. de C.V. (the Board), the Audit Committee of the Board (the Committee) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal 2004, the Committee met seven times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer, controller and independent registered public accounting firm prior to public release. The Committee has reviewed and reassessed its charter and recommends no change at this time.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management and the independent registered public accounting firm, the quality and adequacy of the Company's internal controls. The Committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

The Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2004, with management and the independent registered public accounting firm. The Committee also met with the independent auditors, without management present, to review the financial statements and make appropriate inquiries. Management has the responsibility for the preparation of the Company's financial statements and the independent registered public accounting firm have the responsibility for the examination of those statements. The Audit Committee's responsibility is to monitor and oversee these processes.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the U.S. Securities and Exchange Commission.

This Audit Committee Report, in addition to the section entitled "Compensation Report," the "Audit Committee Charter," and the section entitled "Stock Price Performance Graph" are not "soliciting material," are not deemed "filed" with the Securities and Exchange Commission and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Act of 1934, regardless of date or any general incorporation language in such filing.



Audit Committee:

Martin W. Pitts (Chairman)
Keith Cannon
Fernando Todd

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Company's Bylaws provide that the Company's Audit Committee will select the Company's independent registered public accounting firm. This authority is consistent with the Sarbanes-Oxley Act.

The Audit Committee, when organized after the election of Directors at the Meeting, will evaluate the external audit requirements of the Company and select the Company's independent registered public accounting firm for fiscal 2005.

Galaz, Yamazaky, Ruiz Urquiza, S.C. Member of Deloitte Touche Tohmatsu (Deloitte) was the Company's independent registered public accounting firm for fiscal 2004. Deloitte became the Company's independent registered public accounting firm for the fiscal year commencing 1999.

The audit services performed by Deloitte during 2004 included an audit of the annual financial statements, review of the quarterly financial statements, and consultation in connection with filings with the Securities and Exchange Commission and audit related accounting matters. Deloitte also prepared the Company's income tax returns and consulted on related tax matters.

A representative of Deloitte is expected to be at the annual meeting and will be available to answer appropriate questions. They do not plan to make any statement but will have the opportunity to make a statement if they wish.

The following fees were paid to Deloitte related to fiscal 2004 and 2003:


                                                      2004           2003

                                                  ----------      ----------
       Audit Fees (1)                              $ 202,500       $ 281,500
       Audit Related Fees (2)                                         14,000
       Tax Fees (3)                                   32,850          47,350
                                                   $ 235,350       $ 342,850


(1) Fees billed for professional services such as annual financial statements audits and quarterly reviews.
(2) Fees billed for assurance and related services relating to consultation on accounting issues in 2003.
(3) Fees billed for professional services rendered for tax compliance, tax advice, and tax planning.

All audit services, audit related services, tax services and other services performed by Deloitte in 2004 were pre-approved by the Audit Committee, which concluded that the provision of such services by Deloitte was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

The Audit Committee has adopted a policy that requires pre-approval of all audit, audit-related, tax services, and other services performed by Deloitte. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following tables set forth certain information concerning the number of shares of Common Stock owned beneficially as of March 11, 2005, by (i) each person known to the Company to own more than five percent of the Common Stock (the only class of voting securities outstanding); (ii) each director of the Company, including employee directors; (iii) the Chief Executive Officer and the four other most highly compensated executive officers of the Company; and (iv) all directors and executive officers of the Company as a group.


   Name of Beneficial Owner                           Amount Owned       Percentage owned

Accel, S. A. de C. V.                                    4,326,470           57.6% *
Avenida Zarco No. 2401
31020 Chihuahua, Chih. Mexico

Keith Cannon                                                32,000             **
Eloy Vallina Garza                                               0
Benito Bucay                                                     0
Richard P. Spencer                                               0
Martin W. Pitts                                                  0
Richard R. Harshman                                              0
Sam L. Henry                                                     0
All Directors and executive officers as a group (7)         32,000             **

* Mr. Eloy S. Vallina directly owns 132,569,957 shares, or 39.67%, of the outstanding voting common stock of Accel. In addition, Mr. Vallina controls companies that hold 79,695,935 shares, or 23.85%, of the outstanding voting common stock of Accel. Accel, in turn, owns approximately 57.6% of the outstanding common stock of Elamex.

** Less than 1%


EXECUTIVE OFFICERS COMPENSATION

Executive Compensation

During the year ended December 31, 2004, Elamex paid, either directly or through a related Company, an aggregate of $583 thousand to all of its officers, including the Chairman of the Board, as a group for services in all capacities. During such year, the Company set aside or accrued an aggregate of $7,000 to provide pension, retirement or similar benefits for its officers pursuant to existing plans, consisting solely of a 401(k) plan for its U.S. based officers. During 2002, the Board of Directors of the Company granted 200,000 stock options at $2.00 per share and 70,730 stock options at $6.00 per share to officers of the Company.


COMPENSATION REPORT

Compensation Philosophy

The Company's executive compensation policies are designed to attract and retain qualified personnel by providing competitive compensation and to reinforce strategic performance objectives through the use of incentive compensation programs. In order to provide incentives to executive officers, a percentage of their annual compensation may be paid as a bonus. The amount of the bonus for each person is determined on the basis of several indicators of corporate performance and approved by the Company's Board of Directors, or its Executive Committee, Audit Committee and/or Compensation Committee as needed.

Compensation Plans

The following are the key components of the Company's executive officers compensation:

Base Compensation. The Company establishes base salaries for executive officers based on its review of base salaries of executive officers in companies of comparable size and in similar industries.

Bonuses. The Company may pay discretionary cash incentive bonuses to executive officers and other key employees based on performance and accomplished objectives. The Company also pays sales incentive bonuses to sales personnel. Bonuses are paid to executive officers annually, based on a yearly assessment by the Board of Directors.

Long Term Incentive Compensation. On April 19, 2002, the shareholders approved the issuance of up to 850,000 Elamex stock options and authorized the Board of Directors to establish the terms and conditions of the grant of the stock options. On July 19, 2002, the Board of Directors of the Company granted 200,000 stock options at $2.00 per share and 70,730 stock options at $6.00 per share. During the quarter ended September 30, 2004, 200,000 stock options were forfeited due to the termination of a senior executive. During the second and third quarter of 2003, 38,210 and 25,020, options respectively, were forfeited due to the resignation of one of the awarded executives during the second quarter and two awarded executives during the third quarter. As of December 31, 2004 (no additional stock options have been granted since this date), the following stock options have been granted but not yet exercised:


                                                                 Stock Price at        Exercise
Name                Title                          Options        Date of Grant           Price
----                -----                          -------       --------------        --------
Richard Bookout     Sr. Vice President               7,500                $5.35           $6.00
                    Manufacturing
                    Franklin Connections L.P.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company paid for services rendered by Comercial Aerea, of which the chairman of the board of directors of Elamex is a principal, totaling approximately $31 thousand, $148 thousand, and $127 thousand during the years ended December 31, 2004, 2003, and 2002, respectively.

The Company purchases insurance through an insurance broker of which the chairman of the board of Elamex is a principal. Premiums paid were approximately $153 thousand, $337 thousand, and $393 thousand for the years ended December 31, 2004, 2003, and 2002, respectively.

The Company, through its wholly owned subsidiary Confecciones de Juarez ("Confecciones"), leases a candy manufacturing building owned by Franklin Inmobiliarios S.A. de C.V. ("Inmobiliarios"), a Mexican company in which the chairman of the board has an indirect ownership interest. The building, located in Ciudad Juarez, Mexico, is the site on which all of Franklin's candy manufacturing operations are performed. Confecciones passes the cost of this lease to Franklin under the terms of a shelter services agreement executed on July 24, 2000 ("Shelter Contract"). Shelter services companies generally lease real properties in the normal course of arranging shelter services for a US company. This lease agreement was executed on November 22, 2000, which was prior to the July 1, 2001 date on which Elamex acquired Franklin. On September 16, 2004, the Company and the related party entered into an agreement eliminating the purchase commitment. The lease modification resulted in a change in the lease from a capital lease to an operating lease (see note 8).

During 2004 the Company loaned Qualcore $425 thousand in the form of a note receivable, to meet working capital needs. At December 31, 2004 and 2003, the Company had notes receivable from Qualcore of $2.7 million and $2.3 million, respectively.

CODE OF ETHICS

The company has adopted a Code of Ethics and Business Conduct that applies to all directors and employees, including the company's principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

SECTION 16(a) BENEFICIAL
OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of the reports received by the Company during and with respect to fiscal 2004 and on written representations of certain reporting persons, no director, executive officer or beneficial owner of more than 10% of the outstanding common stock of the Company failed to file on a timely basis reports required by
Section 16(a) of the Securities Exchange Act of 1934.

HOUSEHOLDING OF MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's proxy statement or annual report may have been sent to multiple shareholders in the same household. The Company will promptly deliver a separate copy of either document to any shareholder upon request by writing or calling the Company at the following address or phone number: 1800 Northwestern Dr. El Paso, TX 79912, Attention: Dolores Sierra or by calling
(915) 298-3064. Any shareholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder, or contact the Company at the above address and phone number.


OTHER MATTERS

The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Company may recommend.






THE BOARD OF DIRECTORS


Dated: March 31, 2005

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|_|                          DETACH PROXY CARD HERE
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(Please sign, date and return
this proxy in the enclosed                      |X|
postage prepaid envelope.)              Votes must be indicated
                                        (x) in Black or Blue ink.


1. Election of Directors and Statutory Auditor as well as approval of corporate reports:

FOR all nominees |_|   WITHHOLD AUTORITHY to vote    |_|    *EXCEPTIONS  |_|
listed below           for all nominees listed below


2. Approval of the reports to be rendered by the external auditors and corporate examiners:

     FOR                          AGAINST                    *EXCEPTIONS
     |_|                            |_|                           |_|

To change your address, please mark this box.   |_|

To include any comments, please mark this box.  |_|


                      The Management recommends a vote FOR

Nominees for Director: Eloy S. Vallina, Keith Cannon, Benito Bucay, Eloy Vallina
                       Garza, Richard R. Harshman, Martin W. Pitts,
                       Carlos Hernandez, Fernando Todd, Manuel Munoz.

Nominee for Statutory Auditor:  Fernando Ruiz Sahagun

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below. If the "Exceptions" box is checked and the "For" box is not checked, then this proxy shall be counted as a vote "for" all nominees listed above except for any person specifically listed below.)

*Exceptions
           ---------------------------------------------------------------------





------------------------------                    ------------------------------

                                                             SCAN LINE

------------------------------                    ------------------------------


The signature on this Proxy should correspond exactly with shareholders name as printed to the left. In the case of joint tenancies, Co-executors, or Co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.



-----------------------------                 --------------------------------
Date    Share Owner sign here                 Co-Owner sign here


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

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                              ELAMEX, S.A. DE C.V.

                          PROXY VOTING INSTRUCTION CARD

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ELAMEX, S.A. DE C.V. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                 APRIL 28, 2005

     The undersigned appoints L. Roberto Fernandez-Reyes, as my (our) proxy to represent me (us) and vote all shares of Elamex, S.A. de C.V. common stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on April 28, 2005 at 9:30 A.M, local time, at Holiday Inn Lincoln Hotel, Lincoln and Coyoacan # 722, Cd. Juarez, Chih. Mexico 32310, and at any adjournment or postponement thereof, as indicated on the reverse side.

     This proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the Annual Meeting Proposals.

                     (Continued, and to be signed and dated on the reverse side)

    Change of address

-------------------------

-------------------------
                                Elamex, S.A. de C.V.
-------------------------       P.O. Box 11002
                                New York, N.Y. 10286
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